UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2005

Capital One Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

On August, 31, 2005, Capital One Financial Corporation (“Capital One”) and Hibernia Corporation (“Hibernia”) issued a joint press release regarding the delay in closing of the merger of Hibernia with and into Capital One. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is filed herewith:
Exhibit No.	Description of Exhibit

99.1	Press Release, dated August 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital One Financial Corporation
Date September 1, 2005
/s/ John G. Finneran, Jr. Name: John G. Finneran, Jr. Title: Executive Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated August 31, 2005.

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